EATON VANCE BALANCED FUND
                         EATON VANCE LARGE-CAP CORE FUND
                        EATON VANCE LARGE-CAP VALUE FUND
                        EATON VANCE SMALL-CAP GROWTH FUND
                        EATON VANCE SMALL-CAP VALUE FUND
                        EATON VANCE SPECIAL EQUITIES FUND
                           EATON VANCE UTILITIES FUND
                Supplement to Statement of Additional Information
                                dated May 1, 2004

1. The following is added to "Equity Investments" under "Strategies and Risks":

     As set forth in the prospectus, certain Funds and Portfolios have a policy of investing at least 80% of their net assets in companies within a certain market capitalization, which is determined by reference to a particular market index (the "Index"). For purposes of establishing the market capitalizations of companies included in the Index for a particular month, these Funds and Portfolios will refer to the market capitalizations of companies included in the Index as of the first business day of that month.

2.   The  following  is added to  "Purchases  at Net Asset  Value"  under "Sales
     Charges":

     The CDSC applicable to Class B and Class D shares will be waived in connection with minimum required distributions from tax-sheltered retirement plans by applying the rate required to be withdrawn under the applicable rules and regulations of the Internal Revenue Service to the balance of Class B and Class D shares in your account. Any new or revised sales charge or CDSC waiver will be prospective only.




July 22, 2004